LICENSE AGREEMENT
                                -----------------


ENTERED INTO IN MONTREAL, this 4th day of February 2000.

BETWEEN: PHON-NET.COM, INC., a Florida corporation duly constituted under the laws of Florida, having its heard office or principal place of business at 600-750 W.pender St., Vancouver, BC, V6C 2T7

                           (hereinafter referred to as the "Licensor")

AND: G.T.C. TRANSCONTINENTAL GROUP LTD., a corporation duly constituted under the laws of Canada, having its head office or principal place of business at 1 Place Ville Maria, Suite 3315, Montreal, Quebec, H3B 3N2

                           (hereinafter referred to as the "Licensee")

                                    SECTION 1
                                    AMENDMENT
                                    ---------

1.1 License Agreement between Licensor and Licensee remains intact excepting:

a) SECTION 2 sub-section 2.2 "exclusive right to use, market and sublicense the Software in the Territory" is herein changed by the Licensor and Licensee to "non-exclusive right to use, market and sublicense the Software in the Territory."

b)       SECTION 2 sub-section 2.3 is herein deleted from the License Agreement.

IN WITNESS WHEREOF the parties have caused this Amendment to the Agreement to be executed by their respective officers duly authorized, as of the date first mentioned in this Amendment.

(Licensor)                      PHON-NET.COM, INC.

                                Per: /S/ BRIAN COLLINS
                                ----------------------
                                       Name:      Brian Collins
                                       Title:     President and CEO

(Licensee)                      G.T.C. TRANSCONTINENTAL GROUP, LTD.

                                Per: /S/ JEAN-FRANCOIS COUTURIER
                                --------------------------------
                                       Name:      Jean-Francois Couturier
                                       Title      President Transcontinental
                                                  E-media